SECURITIES AND EXCHANGE COMMISSION
                                          Washington, D.C. 20549

                                           --------------------

                                                 FORM 8-K

                                              CURRENT REPORT

                                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                                     SECURITIES EXCHANGE ACT OF 1934


                                             January 26, 2004
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                                    (Date of earliest event reported)



                                     Marsh & McLennan Companies, Inc.
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                          (Exact name of registrant as specified in its charter)




              Delaware                            1-5998                           36-2668272
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  (State or other jurisdiction           (Commission File Number)                (IRS Employer
        of incorporation)                                                      Identification No.)



1166 Avenue of the Americas, New York, NY                                            10036
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(Address of principal executive offices)                                           (Zip Code)



                                               (212) 345-5000
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                            (Registrant's telephone number, including area code)





Item 9.  Regulation FD Disclosure.

An arbitration proceeding between Marsh & McLennan Companies, Inc. and Lawrence
J. Lasser, former President & CEO of Putnam Investments, has been initiated with respect to the amount of money, if any, owed to Mr. Lasser in connection with his termination from Putnam.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MARSH & McLENNAN COMPANIES, INC.



                                               By:  /s/ Leon J. Lichter
                                                    ----------------------------
                                                    Name:   Leon J. Lichter
                                                    Title:  Vice President &
                                                             Corporate Secretary



Date:  January 26, 2004
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